Other Liabilities - Summary of Other Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Current:
Withholding taxes and value added tax payables	$ 7,670	$ 11,425
Contingent consideration (Refer Note 4(a), 4(b) & 4(d))	6,730	22,121
Other liabilities	5,453	7,116
Total	19,853	40,662
Non-current:
Contingent consideration (Refer Note 4(a), 4(b) & 4(d))	13,780	20,135
Other liabilities	118	709
Total	$ 13,898	$ 20,844